UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  September 27, 2001
                                                         ------------------

                             Columbialum, Ltd.

             (Exact name of registrant as specified in its charter)

                                     Nevada

                 (State or other jurisdiction of incorporation)


                  000-29485                             33-0850639
                  ---------                             -----------
         (Commission  File  Number)         (IRS  Employer Identification No.)

      610 Newport Center Drive, Suite 800, Newport Beach, CA 92660
      ------------------------------------------------------------
            (Address  of  principal  executive  offices)     (Zip  Code)

                                 (949) 719-1977
                                 --------------
               Registrant's telephone number, including area code:

                                 Not applicable
                                 ---------------
                  (Former name, address and telephone number)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

  (a) On September 24, 2001, Premier Ventures, Inc., a Florida corporation, acquired 974,000 restricted common shares of Columbialum, Ltd. from M. Richard Cutler and Vi Bu in a private purchase transaction. On September 27, 2000, Work Holdings, LLC acquired the same 974,000 shares from Premier Ventures, Inc. in a private purchase transaction. Work Holdings became the "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended. Simultaneously with this transaction, the Board of Directors of Columbialum, Ltd. nominated Rene Morissette to the Board of Directors and all former officers and directors resigned. Rene Morissette was then named President, Secretary and Treasurer of Columbialum, Ltd.

     Prior to the sales, the Company had 1,000,000 shares of common stock outstanding.

     Copies of the Stock Purchase Agreements reflecting the sales of the 974,000
shares are attached hereto as exhibits.   The foregoing description is  modified
by  such  reference.

    (b) The following table sets forth, as of September 27, 2001, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                    Name and Address of      Amount and Nature of  Percent of
Title of Class                      Beneficial Owner (1)     Beneficial Ownership  Class (2)
----------------------------------  -----------------------  --------------------  -----------

Common Stock                        Work Holdings, LLC                    974,000        97.4%
                                    1102 N. Florida Ave.
                                    Tampa, FL 33602

Common Stock                        Rene Morissette (3)                   974,000        97.4%
                                    1102 N. Florida Ave.
                                    Tampa, FL 33602

Common Stock                        All Officers and Directors as a
                                    Group (1 person)                      974,000        97.4%
                                                                       ==========  ===========

  (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
  (2)   Based upon 1,000,000 shares issued and outstanding.
  (3) Work Holdings, LLC, a Florida limited liability company, owns 974,000 shares of common stock of Columbialum. Mr. Morissette is deemed beneficial owner of these shares. Mr. Morissette is the operating manager of Work Holdings, LLC. Mr. Morissette is also the sole officer and director of Columbialum.

ITEM  7.  FINANCIAL  STATEMENTS AND EXHIBITS



EXHIBITS

1.1. Stock Purchase Agreement between M. Richard Cutler, Vi Bui and Premier Ventures, Inc. dated as of September 24, 2001.

1.2. Stock Purchase Agreement between Premier Ventures, Inc. and Work Holdings, LLC dated as of September 27, 2001.

                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COLUMBIALUM, LTD.

                                   /s/  M. Richard Cutler
                                   ----------------------------------
                                   President

Date: October 1, 2001